July 17, 2008

VIA EDGAR AND COURIER

Mr. Larry Spirgel
Assistant Director
Division of Corporation Finance
Securities and Exchange Commission
100 F. Street, N.E.

Washington, D.C. 20549

Amendment No. 2 to
Registration Statement on Form S-4
of Granahan McCourt Acquisition Corporation

File No. 333-150848

Dear Mr. Spirgel:

On behalf of Granahan McCourt Acquisition Corporation (the “Company”), in connection with the registration of shares of the Company’s common stock and the solicitation by the Company of proxies from holders of its common stock relating to a special meeting of the Company’s shareholders to approve, among other things, the proposed merger of a subsidiary of the Company with and into Pro Brand International, Inc. (“PBI”), we have electronically transmitted for filing with the Securities and Exchange Commission (the “SEC”) in electronic format pursuant to the Securities Act of 1933, as amended (the “Securities Act”), and the rules and regulations thereunder, Amendment No. 2 to the Company’s above-referenced Registration Statement, which we have marked to show changes from Amendment No. 1 to the Company’s Registration Statement, as filed on June 26, 2008.

The changes reflected in Amendment No. 2 to the Registration Statement include those made in response to the comments of the Staff of the SEC set forth in the Staff’s comment later dated July 8, 2008, as well as other updates.

Set forth below are the Company’s responses to the comments raised in your letter.  For your convenience, we have repeated each of your numbered comments followed by our responses.  For the convenience of the Staff, we have also sent to you paper copies of this letter and copies of Amendment No. 2.  All references in this letter to page numbers and captions correspond to the page numbers and captions in the Registration Statement, as amended.   Page references are generally not given when the changes appear throughout the prospectus.  References throughout this letter to “we”, “us”, “our” and “GMAC” are to the Company.

Prospectus Cover Page/Letter to Shareholders

1.              We note your revised disclosure in response to comment one in our letter dated June 11, 2008, and we re-issue our comment.  We believe having a prospectus cover page and a separate letter to shareholders is duplicative and conflicts with the plain English principles under Rule 421 of Regulation C.  Therefore, please revise to either have a traditional prospectus cover page or a combined prospectus cover page/letter to shareholders (i.e., the letter to shareholders serves as the prospectus cover page).  If you choose to have a combined prospectus cover page/letter to shareholders, it must comply with Item 501 of Regulation S-K, which means that it needs all of the information required by Item 501, must be limited to one page and must comply with the requirements of plain English under Rule 421(d).

In response to the Staff’s comment, we have revised the Registration Statement to delete the letter to shareholders.

Questions and Answers About the Merger, page 1

2.              We note your revised disclosure in response to comment five in our letter dated June 11, 2008, and we re-issue our comment.  The Q&A should not repeat information that appears in the Summary, and vice versa.  For purposes of eliminating redundancies and grouping like information together, view your Q&A and Summary sections as one section.  Please revise accordingly.

We have revised the disclosure as requested.

Will the shareholders of PBI vote . . ., p. 3

3.              Please disclose the “requisite vote” that is required under the laws of the State of Georgia for the shareholders of PBI to approve and authorize the merger agreement and the merger.  Clearly state whether the voting agreements mean that the vote is assured.

We have revised the disclosure as requested.  Please see page 3.

Summary, page 9

The Merger and the Merger Agreement, page 12

4.              We note the revised disclosure in response to comment nine in our letter dated June 11, 2008.  As previously requested, please disclose the aggregate consideration that GMAC could pay for PBI, including potential earnout payments.  Currently, your disclosure is bifurcated into payments due at closing and payments available pursuant to the earnout.  You may qualify your aggregate estimate (or minimum/maximum estimates) based on the assumptions you make in the earnout table on page 13.

We have revised the disclosure as requested.  Please see page 10.

Remaining Conditions to the Completion of the Merger, page 18

5.              We note the revised disclosure in response to comment 18 in our letter dated June 11, 2008, and we re-issue our comment.  Under Rule 421(b) of Regulation C, you must avoid copying complex information directly from legal documents without any clear and concise explanation of this information.  It appears that much of the language in this section was taken directly from the underlying Agreement and Plan of Merger.  As previously requested, please revise to provide brief summaries of the remaining, material conditions to the completion of the merger.

We have revised the disclosure as requested.  Please see pages 16–17.

Certain Financial Forecasts and Projections, page 65

6.              We note that on pages 66 and 67 and elsewhere in your proxy statement/prospectus you provide various growth expectations for DIRECTV, EchoStar and the satellite industry in general.  Please revise to disclose the basis for your statements.  Please provide us with marked copies of any materials that support these statement, clearly cross-referencing a statement with the underlying factual support.  Confirm for us that these documents are publicly available.  To the extent that any of these reports have been prepared specifically for this filing, file a consent from the party.

We have revised the disclosure as requested and are supplementally providing to the Staff under separate cover copies of the materials that support these statements, clearly marked and cross-referenced as requested.  The source materials include the public filings of DIRECTV and EchoStar.  In addition, the source materials include research reports of industry analysts and equity research reports that are made available by these firms to their clients for a fee.

Due Diligence, page 72

Valuation Summary, page 73

7.              For each financial and valuation analysis conducted by the GMAC board, provide a reasonably thorough description of the analysis and explain how the analysis supports the GMAC board’s conclusion that the fair market value of PBI is equal to at least 80% of GMAC’s net assets.  Currently, you explain the board’s conclusion that the 80% test is met based on the value of the consideration being paid by GMAC for PBI; however, similar explanations are not provided for other analyses conducted by the board, such as the discounted cash flow analysis, implied valuation based on the trading levels of comparable companies and implied valuation based on precedent transactions.  Please revise so that it is clear how the GMAC board concluded that the fair market value of PBI is equal to at least 80% of GMAC’s net assets.

We have revised the disclosure as requested.   Please see pages 70–71.

Fairness Opinion, page 74

Discounted Cash Flow Method, page 77

8.              We note your response to comment 35 in our letter dated June 11, 2008, and we re-issue our comment.  As previously requested, please disclose the projections provided to Houlihan by GMAC and PBI.  If the projected financial information provided to Houlihan is the same as the projections disclosed under the heading “Certain Financial Forecasts and Projections” beginning on page 65, you may cross-reference to that section.

We have included a cross-reference to the projections disclosed under the heading “Certain Financial Forecasts and Projections.”  Please see page 75.  These projections for 2008 were provided to Houlihan Smith, and Houlihan Smith developed its own projections for all periods shown based on PBI’s historical financial and operating data, the 2008 projections, industry research and other factors.

9.              Please revise to explain how the present value factor of 16% was obtained.

We have revised the disclosure as requested.   Please see page 77.

Guideline Public Company Method, page 79

10.       Please explain why Houlihan Smith considered the nine companies chosen for its analysis to be comparable to PBI.  In this regard, we note the disclosure on page 163 that PBI compares itself to CalAmp Corp. when setting executive compensation and that this company is not included as a comparable company.  Provide a similar explanation with respect to the comparable transaction analysis beginning on page 80.

We have revised the disclosure as requested to explain why Houlihan Smith considered the chosen companies for its guideline public company method and the chosen transactions for its comparable transaction analysis. Please see pages 78–79.  While PBI chose to compare itself to CalAmp Corp. when setting executive compensation, this decision was made prior to the commencement of negotiations on the proposed transaction and on the basis of relevant factors as determined by PBI.  Houlihan Smith considered whether CalAmp should be included as one of the companies for the guideline public company method used in its valuation and concluded that it was not as relevant as other public company comparables for several reasons including the fact that CalAmp has in recent periods derived a significant portion of its revenue and EBITDA from wireless data products, an area where PBI is not as directly active, and within its satellite operations, CalAmp has recently had significant conflicts with its principal customer.  In addition, Houlihan Smith did not believe that CalAmp was a relevant comparable to PBI from a financial perspective because for its fiscal year ending in February 2008, CalAmp experienced a large drop in revenue, EBITDA and net income and a large reduction in its EBITDA and net income margins and ended the fiscal year with significant negative EBITDA and negative net income.

Comparable Transaction Method, page 80

11.       Please revise to include the total transaction value and date upon which each selected comparable transaction closed.  Likewise, please briefly describe why these transactions were deemed relevant transactions for purposes of comparison.

We have revised the disclosure as requested.   Please see page 79.

Material Federal Income Tax Considerations, page 83

12.       Please provide a discussion of the material federal income tax consequences of the merger to PBI and its shareholders.  Refer to Item 4(a)(6) of Form S-4.  If appropriate, file an opinion supporting the tax matters and consequences described.  Refer to Item 601(b)(8) of Regulation S-K.

We have revised the disclosure as requested.   Please see pages 85–87.  We have not made any representation that any portion of the transaction will be non-taxable to PBI’s shareholders and thus do not believe we have made the type of representation described by Regulation S-K 601(b)(8).  Further, we do not believe the tax consequences of the merger to PBI’s shareholders are material to PBI shareholders making a decision to invest in GMAC.  As a result, we do not believe that it is necessary to file an opinion supporting the tax matters and consequences described.

Consequences of the Conversion—Treatment as a Sale or a Distribution, page 84

13.       Please discuss how a holder will know whether or not the conversion will qualify as a sale of common stock under Section 302 of the Code.  Please provide an example if helpful to an understanding of this issue.

We have revised the disclosure as requested.   Please see pages 83–84.

The Merger Agreements, page 88

14.       Please disclose how adjusted EBITDA is calculated for purposes of determining the earnout payments.  Provide a cross-reference to this definition where you discuss the earnout payments on page 12-13 of the Summary.

We have revised the disclosure as requested.   Please see pages 89-90.

Unaudited Pro Forma Condensed Combined Financial Statements, page 147

15.       We refer to your response to comments 47 and 48 in our letter dated June 11, 2008 and your revised disclosures on pages 152-153.  We note that you included management retention bonuses of $4,893,000 in the preliminary allocation of the purchase price.  It appears to us that such costs should not be included in the purchase price allocation, but rather should be expensed as incurred dependent on the terms of the employment contract.  In this regard, please refer to paragraphs 24 and A8 of SFAS 141.

The retention bonuses described in the employment agreements are consideration for entering into the employment agreement and will be paid regardless of whether or not the employee remains employed by PBI, unless he or she is terminated for cause.  Cause as defined in the employment agreements, and, as further described in our response to the Staff’s comment 16 below, would be the result of the employee committing a felony or causing material detriment to PBI.  Since it is unlikely these employees will be terminated for cause, PBI’s obligation to pay the retention bonuses is highly probable.  The retention bonuses are not dependent on continued employment or on the achievement of any financial goal or result.  We have removed the retention bonuses from the purchase price allocation and have revised the pro forma financial statements to reflect the retention bonuses as current and non-current liabilities on the pro forma balance sheet.  We have not included the retention bonuses in the pro forma statements of income since the bonuses do not accrue or are otherwise earned during the pro forma periods.

16.       Further, provide us with more details of your management retention bonuses required by the employment contracts.  In this regard, we note that you classify the related liability in current and long-term implying that the bonuses are paid over an extended period of time.  Tell us whether the bonuses are payable to a member of management if that particular member leaves the company prior to the term of the employment contract.  For example, if a member of management leaves after one year without being terminated by you, will that member still receive the full retention bonus as contemplated by the agreement?  Is the bonus earned over the three year contract period?  If earned over a two or three year period, it would appear that such retention bonuses are expected to have a continuing impact and should be reflected in the pro forma income statement.  Please advise or revise.

As of April 24, 2008, GMAC, PBI and each of the three executive officers of PBI entered into employment agreements which will become effective on the closing of the merger of Satellite Merger Corp. and PBI.  The employment agreements have a term of three  years commencing on the closing date.  The minimum annual salaries to be paid to the executives are $275,000 to CEO Philip Shou, $240,000 to President Cecilia Shou, and $240,000 to COO James Crownover.  As consideration for entering into the employment agreement, and in addition to any other salary or compensation or bonus, including the minimum annual salaries, the three  executives will be paid a management retention bonus as follows:  Philip Shou will be paid a lump sum of $1,000,000 on each of the first and second anniversaries of the effective date;  Cecilia Shou will be paid a lump sum of $940,000 on each of the first and second anniversaries of the effective date; and  James Crownover will be paid a monthly lump sum amount of $34,166.66 beginning on the first day of the first calendar month following the effective date and on the first day of each calendar month thereafter for a total of 36 months.

The termination of each executive’s employment prior to any payment date will not impact, or in any way alter or release PBI’s obligation to pay, the management retention bonuses, unless the executive has been terminated for cause.   Termination for cause will occur only if the executive (i) is convicted of, or pleas guilty or nolo contendere to, a felony, (ii) willfully violates or grossly neglects his or her material duties and responsibilities, resulting in material detriment to PBI, or (iii) engages in conduct involving fraud or dishonesty that results in material detriment to PBI.

The full amount of the management retention bonus is payable to each  executive, even if the executive leaves prior to the term of the employment contract.  The retention bonuses are not accrued or earned over the term of the contracts, but will become fixed obligations of PBI on the closing date.  Based upon these factors, we believe that the management retention bonuses are a fixed obligation that is appropriately recorded as a liability arising from the transaction on the pro forma balance sheet and we have classified the liability as current and non-current, based on its terms, and discounted to present value.

17.       We note your response to comment 49 in our letter dated June 11, 2008.  In your response you state that PBI will reserve sufficient cash prior to the closing to pay the transaction costs.  However, we do not see a pro forma adjustment to cash which reflects this reserve.  Please revise or advise.

We have revised the pro forma financial statements as requested and added an adjustment to transfer cash to a “Cash reserve account for closing costs”.  See pro forma adjustment (j).

18.       We note your response to comment 50 in our letter dated June 11, 2008.  In your response you state, “The pro forma adjustments for public company costs reflect an estimate of incremental costs…Given that the pro forma company will be an operating company, it is anticipated that it will have incremental legal, accounting…the pro forma company may have expanded investor relations and accounting staff.”  It appears that these pro forma adjustments to increase future costs are based on estimates and are more akin to projections or forecasts.  As we noted in our prior comment, pro forma income statement adjustments must be factually supportable.  However, you could disclose these items in a note and clearly indicate that they were not included in the pro forma adjustments.  Please revise.

We have revised the pro forma financial statements as requested and removed the original adjustment (j) from the pro forma income statement.  We have added an additional disclosure at the bottom of the notes to the pro forma showing the estimated expenses and indicating that these expenses were not included in the pro forma adjustments.

19.       We note your response to comment 51 in our letter dated June 11, 2008.  In your response you state you “expect that the pro forma company will have at least $500,000 less in such expenses than GMAC had.”  It appears that these pro forma adjustments to reduce future costs are based on estimates and are more akin to projections or forecasts.  As we noted in our previous comment, pro forma income statement adjustments must be factually supportable.  However, you could disclose these items in a note and clearly indicate that they were not included in the pro forma adjustments.  Please revise.

We have revised the pro forma financial statements as requested and removed the original adjustment (j) from the pro forma income statement.  We have added an additional disclosure at the bottom of the notes to the pro forma showing the estimated expenses and indicating that they were not included in the pro forma adjustments.

20.       We note your response to prior comment 47.  It is unclear to us why you have not allocated any value to identifiable intangible assets in your preliminary purchase price allocation.  In this regard, we note on page 31 that PBI has a significant customer in DIRECTV that may constitute a customer-related intangible asset.  We further note on page 75 that there are existing purchase orders from customers including EchoStar, DIRECTV and Thomson that may also constitute customer-related intangible assets.  On page 35, we also note that PBI has intellectual property rights and proprietary information that would qualify as technology-based intangible assets.  Refer to paragraph A14 of SFAS 141 for some examples of intangible assets that meet the criteria for recognition as an asset apart from goodwill.  Please advise or revise.

As part of our evaluation of the value of PBI and its assets, we examined, among other things, the factors referenced in question 20, such as potential customer-related intangible assets (such as the DIRECTV relationship and purchase orders from various customers) and intellectual property rights and proprietary information.  With regard to customer-related assets, while we believe there is value for shareholders in PBI’s relationships and purchase orders with customers such as DIRECTV and developed a number of valuation scenarios in some of which such value was captured, we originally concluded that it was not appropriate to allocate a particular value to them because, among other things, future cash flows from purchase orders are ultimately contingent on a number of factors.  PBI’s customers could choose to cancel orders or cease to place new orders.  As such, it is difficult to determine a discount rate with regard to potential cashflows in order to probability-weight such cash flows to do a discounted cash flow analysis for purposes of allocating purchase price on the balance sheet.  In addition, it would not be possible to transfer any such orders (or relationships more generally) to third parties, so there is neither a “market” for such potential assets nor a feasible way to create one.  As such, we originally concluded that there was too great a degree of subjectivity and uncertainty with regard to the potential value of such customer-related assets to be able to assign a specific positive value to them for purposes of a balance sheet allocation.  Upon further review and after our telephone conversation with Mr. Mottatt and Ms. Kessman of the Staff, we have concluded that, while there is a significant level of uncertainty and subjectivity with respect to any such evaluation, we could reasonably adopt some of the scenarios we had developed and, by applying a discount rate and probability-weighting we believe is justifiable, arrive at a valuation we believe to be reasonable.  We have accordingly examined the purchase orders that were in place for DIRECTV, the record in previous quarters of conversion of such orders into firm orders and revenue, together with our views on the likely future cash flows to be derived from DIRECTV given discussions with DIRECTV, general economic conditions, the historical experience of PBI, potential new product releases and pricing and expenses as well as our general expectations for the industry, which together informed more broadly our views on PBI’s likely future performance under a range of potential scenarios and developed a set of projected unlevered free cash flows.  While there is no guarantee, we believe there is a reasonable probability our projected cash flows will be achieved.  We projected such cash flows for DIRECTV for 30 months and we believe the life of the DIRECTV relationship is reasonably four years.  We went through a similar exercise for other customers.  Given the small size, volatility and more limited history of interaction with such customers, we concluded that the life and value of such customers, in the aggregate, was limited to near-term periods for which we have some visibility.  We believe a life of one year is reasonable for such customers.

With regard to intellectual property, we concluded that there is no assignable value.  In our evaluation with PBI’s engineering and operations team, we sought to determine such factors as to what extent PBI could supply similar products without its intellectual property and proprietary information (or without key employees associated therewith), whether such similar products could generate similar unit pricing and volumes, what value a third party might place on the intellectual property and proprietary information, and whether third parties would derive any value from such intellectual property and knowhow in entering or competing in this sector.  While it is difficult to determine with any degree of certainty what these factors would be without the existing intellectual property and proprietary information, we concluded that, while the products would be different and in some respects less attractive, PBI would be able to deliver fungible substitutes if it did not have access to its current intellectual property and proprietary information.  We also concluded that, while it is impossible to estimate, PBI could also achieve similar unit volumes and prices in such a situation.  Further, we concluded that a third party would not necessarily pay for the intellectual property or proprietary information; currently there are a number of third parties that compete successfully for business with the same customers as PBI, none of which benefit from PBI’s contracts and none of which has sought to license or otherwise benefit from them (nor have any companies that have entered the market after the creation of any of PBI’s intellectual property and proprietary information sought to license or otherwise benefit from such).  Accordingly, we concluded there was no value allocable to the purchase price associated with intellectual property and proprietary information.

Compensation Discussion and Analysis of PBI, page 162

21.       We note that in the second paragraph of this section you state that the four disinterested PBI board members establish and review all of PBI’s executive compensation.  However, in the first sentence of the third paragraph you state that the PBI board established its general compensation policies and practices and the compensation of its executive officers.  Please revise throughout to clarify the role of the full board of directors and the role of the four disinterested board members in setting the executive compensation of its named executive officers.

We have revised the disclosure as requested.

22.       Please expand your discussion to provide more analysis regarding how the board arrived at and why it paid each of the particular levels and forms of compensation for each named executive officer.  For example, you state in the last sentence of the penultimate paragraph of page 163 that the PBI board did not grant any options to purchase shares of PBI’s common stock to Philip Shou and Gen Chu Shou in 2007.  Yet you do not analyze the reason for this decision, or why the board rejected management’s recommendation to grant stock options to these named executive officers.  This is only one example and similar analyses should be provided for the other elements of compensation as well, such as annual bonus awards and base salary.  For further information, please see Staff Observations in the Review of Executive Compensation Disclosure, which is available on our website at http://www.sec.gov/divisions/corpfin/guidance/execcompdisclosure.htm.

We have revised the disclosure as requested.   Please see pages 163-165.

2007 Grants of Plan-Based Awards, page 165

23.       Please revise to include the table and related disclosures required by Item 402(d) of Regulation S-K.

We advise the Staff that PBI did not make any plan-based awards in 2007.  Amendment No. 1 to the Registration Statement inadvertently contained disclosure referencing the issuance of an option to purchase 5,000 shares to James Crownover in 2007.  This disclosure was incorrect because those shares were issued to Mr. Crownover on December 1, 2006 and approved by the disinterested directors of the PBI board in November 2006.  As a result, we have deleted references to the 2007 grant of options to Mr. Crownover, and because no awards were made in 2007, we have omitted the table as permitted by Regulation S-K 402(a)(5).

2007 Outstanding Equity Awards at Fiscal Year-End, page 166

24.       Please disclose by footnote to the table the vesting dates of options held at fiscal-year end.  Refer to Instruction 1 to Item 402(f)(2) of Regulation S-K.

We have revised the disclosure as requested.   Please see page 167 and pages 175-176.

25.       In light of the fact that stock options held by PBI’s named executive officers will be treated as fully vested in connection with the merger, please revise your executive compensation disclosure to add a section that quantifies the potential payments and benefits that the named executive officers will receive in connection with the merger.  For more information, please see Item 402(j) of Regulation S-K and Question 126.02 in the Regulation S-K Compliance and Disclosure Interpretations, which is available on our website at http://www.sec.gov/divisions/corpfin/guidance/regs-kinterp.htm

We have revised the disclosure as requested.   Please see pages 168-170.

Compensation Discussion and Analysis of GMAC Following the Merger, page 169

26.       We note that you disclose the material terms of the new employment agreements that will become effective upon the closing of the merger.  Please also discuss your compensation plans or policies following the merger regarding named executive officer compensation as well as director compensation.  In your discussion, specifically address the over $5.0 million in bonuses you will be paying Messrs Shou and Crownover and Ms. Shou.

We have revised the disclosure as requested.   Please see page 172.

Price Range of Securities and Dividends, page 178

Current Dividend Policy, page 178

27.       Disclose the anticipated amount of the dividend PBI intends to pay prior to the completion of the merger.

We have revised the disclosure as requested.   Please see page 182.

Pro Brand International, Inc. and Subsidiaries Financial Statements

Consolidated Statement of Income, page F-35

28.       We refer to your response to comment 55 in our letter dated June 11, 2008.  On page F-49, you have new disclosure that states that cost of goods sold was reduced by an additional $493,000 from such unit price reductions, yet the initial Form S-1 filed on May 12, 2008 stated that such reductions were only $135,000.  Please advise.

Upon further review, we discovered that the note disclosure did not reflect the actual reduction in cost of goods sold from the unit price reductions and determined that a reduction of $493,000 was appropriate.

29.       Regarding your response to comment 55 in our letter dated June 11, 2008, we refer to Notes M and N with respect to your settlement with a customer and settlement with a supplier.  It is unclear to us why one settlement is included in cost of goods sold and the other is included in general operating expenses.  In this regard, it appears to us that the $800,000 settlement with the vendor should be recorded in general operating expenses considering such amount did not directly reduce or impact the price of the units previously purchased.  Please revise or advise.

In Amendment No. 1, we classified the $800,000 settlement with a vendor within cost of goods sold (COGS). Since all transactions with the vendor flow through inventory and, eventually, COGS, we recorded the settlement as a COGS item. We wanted to reflect the settlement within the same line item as other transactions with this vendor.

In responding to the Staff’s comment, we reconsidered the nature of the settlement. We now conclude that, since we cannot trace to, or otherwise identify the specific invoices to which the settlement of $800,000 would apply, we should include the settlement in general operating expenses, and not within COGS. Therefore, we have restated the PBI consolidated statements of income, as requested. Please see page F-35.

30.       Since your income from operations has been restated for this income statement reclassification, you should revise to label your financial statements as restated, include a footnote explaining such restatement and have your auditors reference the restatement in their audit opinion.  Similarly revise to address your restatement of your consolidation statements of cash flow.

We have revised the disclosure as requested.   Please see pages F-33 and F-43.

Note A — Summary of Significant Accounting Policies

Revenue Recognition, page F-40

31.       We note your response to comment 57 in our letter dated June 11, 2008 and your revised disclosures on page F-40.  However, your disclosures do not disclose all of the revenue recognition criteria.  For example, you should discuss persuasive evidence of the arrangement and when delivery has occurred or title has passed to the customer, i.e., shipping terms.  Please provide the appropriate disclosure and refer to your basis in accounting literature.

We have revised the disclosure as requested.   Please see page F-40.

Annex D.  Fairness Opinion of Houlihan Smith & Company, Inc.

32.       We note that Houlihan Smith’s fairness opinion is not dated.  If the letter included a date, please disclose it.  Otherwise, please include the date of the opinion in the title to Annex D.

We have included the date of the opinion, April 23, 2008, in the title to Annex D.

Should you have any questions or need additional information, please contact me at (212) 909-7441, Peter J. Lougran at (212) 909-6375 or Michael J. Gillespie at (212) 909-6463.

Very truly yours,

Anne C. Meyer

cc:                                 Securities and Exchange Commission
                                                Jay Knight
                                                Inessa Kessman

cc:                                 Pro Brand International, Inc.
                                                Philip M. Shou

cc:                                 Kilpatrick Stockton LLP
                                                Benjamin Barkley
                                                Michael J. Delaney